i

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-24062

Blue Owl Alternative Credit Fund
(Exact name of registrant as specified in charter)

399 Park Avenue
New York, New York 10022
(Address of principal executive offices)
(212) 419-3000
(Registrant’s Area Code and Telephone Number)
Andrew C. Murphy
Blue Owl Alternative Credit Fund
399 Park Avenue
New York, New York 10022
(Name and address of agent for service)

Date of fiscal year end: December 31
Date of reporting period: June 30, 2025

ii
Item 1. Report to Shareholders
a.The semi-annual report of the registrant for the period ended June 30, 2025 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment
Company Act of 1940, as amended (the “1940 Act”), is as follows:

Blue Owl Alternative Credit Fund
Semi-Annual Report
For the Period Ended June 30, 2025
(Unaudited)
iii

Blue Owl Alternative Credit Fund
Table of Contents
For the Period Ended June 30, 2025

Shareholder Letter ........................................................................................................................................................................................	4
Consolidated Statement of Assets and Liabilities as of June 30, 2025 (Unaudited) ....................................................................................	5
Consolidated Statement of Operations for the Period from March 7, 2025 (Commencement of Operations) to June 30, 2025 (Unaudited)	6
Consolidated Schedule of Investments as of June 30, 2025 (Unaudited) ....................................................................................................	7
Consolidated Statement of Changes in Net Assets for the Period from March 7, 2025 (Commencement of Operations) to June 30, 2025 (Unaudited) .........................................................................................................................................................................................	10
Consolidated Statement of Cash Flows for the Period from March 7, 2025 (Commencement of Operations) to June 30, 2025 (Unaudited) ..................................................................................................................................................................................................	11
Financial Highlights (Unaudited) .................................................................................................................................................................	12
Notes to Consolidated Financial Statements (Unaudited) ...........................................................................................................................	13
Other Information (Unaudited) ....................................................................................................................................................................	29
Shareholder Privacy Notice (Unaudited) .....................................................................................................................................................	31

Blue Owl Alternative Credit Fund

Fund highlights

13
Total # of investments
100%
of investments in asset based finance
83%
of investments from repeat relationships

Semi-annual shareholder letter
August 2025
As the inaugural reporting period of the Blue Owl Alternative Credit Fund (“OWLCX,” or the
“Fund”) concludes, Blue Owl Alternative Credit Advisors II LLC (the “Adviser”) and its
affiliates want to thank early investors in the Fund for helping us build what we believe to be one of the first perpetual, pure play asset-based finance (“ABF”) strategies. We are pleased to share that, following the reporting period of March 7, 2025 through June 30, 2025 (the “Reporting
Period”), OWLCX officially launched the public offering of its shares of beneficial interest (the
“Shares”) pursuant to the Securities Act of 1933, as amended, on August 28, 2025.
As expected, the early portfolio has already begun generating current income and, to a lesser extent, capital appreciation. During the Reporting Period, the Fund delivered a total return1 of
2.1%.
As of June 30, 2025, the Fund’s portfolio was in its early stages, consisting of 13 positions, all of which were privately negotiated investments in ABF. This includes specialty finance investments such as credit facilities to non-bank originators of credit card receivables, installment loans, and revenue-based receivables from small businesses. Overall, 83% of these investments were sourced via repeat relationships.
Blue Owl Alternative Credit’s longstanding presence in ABF has enabled the development of strong, repeat sourcing relationships. Blue Owl Alternative Credit currently maintains more than
50 active partnerships with non-bank lending platforms and has worked with over 100 since inception2. These platforms value the partnership because, over time, Blue Owl Alternative
Credit aims to develop a deep understanding of the platforms’ unique operations, underwriting standards, and performance history – enabling investments to be underwritten with speed and certainty. This incumbent status is particularly valuable in a market where the cost and time of establishing new relationships often discourage platforms from seeking new financing partnerships, and positions OWLCX well to extend, upsize, refinance, or originate new investments.
From a structuring perspective, OWLCX aims to isolate risk to diversified, short duration collateral pools with amortizing cash flows. This type of asset-based exposure offers meaningful benefits for investors, as it tends to be less correlated to public credit, public equities, and direct lending.
While nearly two decades of experience and repeat relationships uniquely position Blue Owl
Alternative Credit to capitalize on these opportunities, there are also compelling macro tailwinds in this space. The ABF market remains significantly undercapitalized. The addressable market is estimated at approximately $11.2 trillion with only $450 billion in dedicated fund manager assets under management, representing roughly a 4% penetration rate3. This dynamic, combined with continued bank retrenchment, presents a long-term secular opportunity that OWLCX is well positioned to capture.
On behalf of the Adviser, thank you for your investment in OWLCX. We are honored to be stewards of your capital and excited about the outlook ahead.

(1)Total return is not annualized. Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses, net of any waivers. Total return is calculated as the change in net asset value
(“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Fund's dividend reinvestment plan), if any, divided by the beginning NAV per share.
(2)The Alternative Credit platform’s inception date is March 2006 with the foundation of Atalaya Capital
Management LLC (“Atalaya”). Atalaya was acquired by Blue Owl in September 2024.
(3)Asset-based finance total addressable market and penetration rate reflects market sizing developed by Blue
Owl, based on assumptions derived by third-party sources; including Federal Reserve Z.1 Financial Accounts of the United States Q3 2023, FRB NY Quarterly Report on Household Debt and Credit November 2023,
SIFMA statistics Q3 2023, Secured Finance Foundation 2023 Secured Finance Market Sizing and Impact
Study, 2022 Equipment Leasing & Finance Industry Horizon Report, CFPB Fact Sheet March 30 2023, Preqin
Private Debt 2022 data, S&P Global Credit Trends Report October 2, 2023, Ginnie Mae Global Markets
Analysis Report December 2023, Interval Fund Tracker Most Recent Quarter Data 2023, and MSI research Q4
2023. Actual market sizing and penetration figures may vary significantly.

Blue Owl Alternative Credit Fund
Consolidated Statement of Assets and Liabilities
(Unaudited)

June 30, 2025
Assets
Investments at fair value
Non-controlled, non-affiliated investments (amortized cost of $99,448,003)	$99,189,797
Non-controlled, affiliated investments (amortized cost of $28,058,038)	28,001,345
Total investments at fair value (amortized cost of $127,506,041)	127,191,142
Cash	5,554
Interest receivable	704,120
Due from adviser(1)	3,047,141
Prepaid expenses and other assets	2,401,233
Total Assets	$133,349,190
Liabilities
Distribution payable	$844,654
Payable to affiliates	30,850
Accrued expenses and other liabilities	4,157,922
Total Liabilities	5,033,426
Commitments and contingencies (Note 7)
Net Assets
Paid-in-capital	128,631,232
Distributable earnings (losses)	(315,468)
Total Net Assets	128,315,764
Total Liabilities and Net Assets	$133,349,190
Net Asset Value Per Class I-F Share	$10.06
(1) See Note 4, Agreements and Related Party Transactions, for detail on Due from Adviser under the terms of the Expense Limitation
Agreement.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Alternative Credit Fund
Consolidated Statement of Operations
(Unaudited)

Period From March 7, 2025 (Commencement of Operations) to June 30, 2025
Investment Income
Investment income from non-controlled, non-affiliated investments:
Interest income	$1,188,041
Total investment income from non-controlled, non-affiliated investments	1,188,041
Investment income from non-controlled, affiliated investments:
Dividend income	449,792
Total investment income from non-controlled, affiliated investments	449,792
Total Investment Income	1,637,833
Operating Expenses
Initial organization costs	1,662,602
Offering costs	299,520
Management fees	96,680
Incentive fees	157,470
Professional fees	430,314
Director’s fees	97,500
Other general and administrative	621,659
Total Operating Expenses	3,365,745
Management fees waived(1)	(96,680)
Incentive fees waived(1)	(157,470)
Expenses waived by Adviser(1)	(3,047,141)
Net Operating Expenses	64,454
Net Investment Income	$1,573,379
Net Realized and Change in Unrealized Gain (Loss)
Net change in unrealized gain (loss):
Non-controlled, non-affiliated investments	$(258,206)
Non-controlled, affiliated investments	(56,693)
Total Net Change in Unrealized Gain (Loss)	(314,899)
Net realized gain (loss):
Non-controlled, non-affiliated investments	—
Non-controlled, affiliated investments	—
Total Net Realized Gain (Loss)	—
Total Net Realized and Change in Unrealized Gain (Loss)	(314,899)
Total Net Increase (Decrease) in Net Assets Resulting from Operations	$1,258,480
(1) See Note 4, Agreements and Related Party Transactions, for detail on Management Fees and Incentive Fees waived under the terms of the
Investment Advisory Agreement, as well as for expenses waived by Adviser under the terms of the Expense Limitation Agreement.
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Alternative Credit Fund
Consolidated Schedule of Investments
As of June 30, 2025
(Unaudited)

		Interest
Issuer/Borrower(1)(2)(11)	Investment	Ref. Rate	Spread	Maturity Date	Par/Units	Amortized Cost	Fair Value	% of Net Assets(15)
Non-controlled/non-affiliated portfolio company investments
Asset Based Finance
Commercial - other
U.S. Claims Litigation Funding, LLC(3)	Secured notes	N/A	10.25%	06/2030	5,950,000	$5,527,566	$5,503,750
						5,527,566	5,503,750	4.3%
Consumer - auto loans
GLS Flow Trust-12(5)(6)(16)	ABF equity	N/A		N/A	2,558,743	2,558,743	2,620,505
						2,558,743	2,620,505	2.0%
Consumer - credit cards
Continental Finance Company, LLC(7)	First lien senior secured loan	S+	8.00%	03/2029	22,109,641	21,978,962	21,888,545
Mission Lane Credit Card Master Trust(4)(7)	First lien senior secured revolving loan	S+	7.00%	03/2030	8,442,983	8,415,230	8,400,768
						30,394,192	30,289,313	23.6%
Consumer - personal loans
CLP Issuer III, LLC(4)(7)	First lien senior secured revolving loan	S+	6.50%	05/2028	8,965,572	8,898,318	8,875,916
LendingClub Structured Loan Certificate Issuer Trust(10)(16)	Asset-backed security	N/A		03/2040	12,047,360	12,047,360	11,978,165
LendingClub Structured Loan Certificate Issuer Trust(3)(16)	Asset-backed security	N/A	6.73%	02/2032	6,215,000	6,239,841	6,243,410
Opportunity Funding SPE V, LLC(4)(7)	First lien senior secured revolving loan	S+	7.30%	02/2029	20,547,754	20,398,109	20,342,276
SoFi Consumer Loan Program 2025-2 Trust(3)(16)	Asset-backed security	N/A	5.62%	06/2034	320,000	320,423	320,000
						47,904,051	47,759,767	37.2%
Total non-controlled/non-affiliated asset based finance unfunded commitments (4)(12)(Note7)						$(169,092)	$(216,081)	(0.2)%
Total non-controlled/non-affiliated asset based finance investments						$86,215,460	$85,957,254	67.0%
Total non-controlled/non-affiliated portfolio company investments						$86,215,460	$85,957,254	67.0%

Non-controlled/affiliated portfolio company investments
Asset Based Finance
Commercial - SME lending
BOAC Crevasse I LLC(5)(6)(13)(16)(17)	ABF equity	N/A		N/A	2,228,391	$2,228,391	$2,219,809
						2,228,391	2,219,809	1.7%
Consumer - personal loans
ACM Uprise Direct 2024 LLC(4)(5)(6)(13)(16)(17)	ABF equity	N/A		N/A	11,451,294	11,805,493	11,826,377
BOAC AIF A4 Interval Pagani Depositor LLC(5)(6)(13)(16)(17)	ABF equity	N/A		N/A	11,191,005	11,191,005	11,166,094
BOAC SF 2025L LLC(5)(6)(13)(16)(17)	ABF equity	N/A		N/A	2,833,149	2,833,149	2,789,065
						25,829,647	25,781,536	20.1%
Total non-controlled/affiliated asset based finance unfunded commitments (4)(Note7)						$—	$—	—%
Total non-controlled/affiliated asset based finance investments						$28,058,038	$28,001,345	21.8%
Total non-controlled/affiliated portfolio company investments						$28,058,038	$28,001,345	21.8%

Short term investments
State Street Institutional Liquid Reserves Government Money Market Fund(8)(9)	Short term investments	N/A	4.20%	N/A	13,232,543	$13,232,543	$13,232,543
						13,232,543	13,232,543	10.3%
Total short term investments						$13,232,543	$13,232,543	10.3%
Total investments						$127,506,041	$127,191,142	99.1%

(1)
Unless otherwise indicated, all investments are considered Level 3 investments. The value of each investment was determined using unobservable inputs as required by
Article 12-12, footnote 9 of Regulation S-X.

(2)
Unless otherwise indicated, loan contains a variable rate structure, and may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to either the Secured Overnight Financing Rate (“SOFR” or “S”) (which can include one-, three-, six- or twelve-month SOFR), Euro Interbank
Offered Rate (“EURIBOR” or “E”), Canadian Overnight Repo Rate Average (“CORRA” or “C”) (which can include one- or three-month CORRA), Australian Bank Bill
Swap Bid Rate (“BBSY” or “B”) (which can include one-, three-, or six-month BBSY), Sterling (SP) Overnight Interbank Average Rate (“SONIA” or “SA”) or an
alternate base rate (which can include the Federal Funds Effective Rate or the Prime Rate (“Prime” or “P”), at the borrower’s option, and which reset periodically based on the terms of the loan agreement).

(3)	Investment does not contain a variable rate structure.
(4)	Position or portion thereof is a partially unfunded debt or equity commitment. See Note 7 “Commitments and Contingencies”.

Blue Owl Alternative Credit Fund
Consolidated Schedule of Investments - Continued
As of June 30, 2025
(Unaudited)

				Unfunded
Issuer/Borrower	Commitment Type	Maturity Date	Funded Commitment	Commitment	Fair Value
Non-controlled/non-affiliated - revolving debt unfunded commitments
CLP Issuer III, LLC	First lien senior secured revolving loan	5/2028	$8,965,572	$1,901,788	$(18,482)
Mission Lane Credit Card Master Trust	First lien senior secured revolving loan	3/2030	8,442,983	9,414,160	(38,850)
Opportunity Funding SPE V, LLC	First lien senior secured revolving loan	2/2029	20,547,754	18,144,746	(158,749)
Total non-controlled/non-affiliated - revolving debt unfunded commitments			37,956,309	29,460,694	(216,081)
Non-controlled/affiliated - ABF equity unfunded commitments
ACM Uprise Direct 2024 LLC	ABF equity	N/A	11,451,294	1,814,491	—
Total non-controlled/affiliated - ABF equity unfunded commitments			11,451,294	1,814,491	—
Total portfolio company unfunded commitments			$49,407,603	$31,275,185	$(216,081)

(5)	Investment measured at net asset value (“NAV”).
(6)	Underlying investments generate net income, which is generally distributed monthly.
(7)	The interest rate on these investments is subject to 1 month SOFR, which as of June 30, 2025 was 4.32%.
(8)	Short term investments represent an investment in a fund that invests in highly liquid investments with average original maturity dates of three months or less.
(9)	7-day effective yield as of June 30, 2025.
(10)
Considered equity positions in the vehicles held which are not rated. These positions are entitled to recurring distributions, which are generally equal to the remaining cash flow of the payments made by the underlying vehicle's securities, less contractual payments and expenses. An estimated yield is accrued based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(11)
Unless otherwise indicated, all investments are non-controlled, non-affiliated investments. Non-controlled, non-affiliated investments are defined as investments in which the Fund owns less than 5% of the portfolio company’s outstanding voting securities and does not have the power to exercise control over the management or policies of such portfolio company.

(12)	The negative cost and fair value results from unamortized fees, which are capitalized to the investment cost of unfunded commitments.
(13)
The Fund is deemed to be an “affiliated person” (as defined in the 1940 Act) of this portfolio company as either (i) the Fund and the portfolio company are under common control, or (ii) the Fund owns more than 5% but 25% or less of the portfolio company’s voting securities (“non-controlled affiliates”). Transactions related to investments in non-controlled affiliates for the period ended June 30, 2025 were as follows:

Issuer/Borrower	Gross Additions(a)	Gross Reductions(b)	Net Change in Unrealized Gain/(Loss)	Realized Gain/ (Loss)	Fair Value as of June 30, 2025	Dividend Income
ACM Uprise Direct 2024 LLC	$11,805,493	$—	$20,884	$—	$11,826,377	$131,129
BOAC AIF A4 Interval Pagani Depositor LLC	11,191,005	—	(24,911)	—	11,166,094	228,952
BOAC Crevasse I LLC	2,246,841	(18,450)	(8,582)	—	2,219,809	14,675
BOAC SF 2025L LLC	2,960,474	(127,325)	(44,084)	—	2,789,065	75,036
Total	$28,203,813	$(145,775)	$(56,693)	$—	$28,001,345	$449,792

(a)
Gross additions may include increases in the cost basis of investments resulting from new investments, additional contributions, amounts related to payment-in-kind
(“PIK”) interest capitalized and added to the principal balance of the respective loans, the accretion of discounts, the exchange of one or more existing investments for one or more new investments and the movement at fair value of an existing portfolio company into this non-controlled affiliated category from a different category.

(b)
Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments and sales, return of capital, the amortization of premiums and the exchange of one or more existing securities for one or more new securities.

(14)
As of June 30, 2025, the net estimated unrealized loss for U.S. federal income tax purposes was 314,899 based on a tax cost basis of $127,506,041. As of June 30, 2025, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was $401,114  and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $86,215.

(15)	Totals presented may differ than actuals due to rounding.
(16)
Security acquired in transaction exempt from registration under the Securities Act of 1933, and may be deemed to be “restricted security” under the Securities Act. As of
June 30, 2025, the aggregate fair value of these securities is $49,163,425, or 38.3% of the Company’s net assets. The acquisition dates of the restricted securities are as follows:

Blue Owl Alternative Credit Fund
Consolidated Schedule of Investments - Continued
As of June 30, 2025
(Unaudited)

Issuer/Borrower	Investment	Acquisition Date
ACM Uprise Direct 2024 LLC	ABF equity	05/2025
BOAC AIF A4 Interval Pagani Depositor LLC	ABF equity	05/2025
BOAC Crevasse I LLC	ABF equity	06/2025
BOAC SF 2025L LLC	ABF equity	05/2025
GLS Flow Trust-12	ABF equity	05/2025
LendingClub Structured Loan Certificate Issuer Trust	Asset-backed security	05/2025
LendingClub Structured Loan Certificate Issuer Trust	Asset-backed security	05/2025
SoFi Consumer Loan Program 2025-2 Trust	Asset-backed security	06/2025

(17)	This investment is deemed significant under Regulation S-X Rule 4-08(g). See Note 4 for further information.

Blue Owl Alternative Credit Fund
Consolidated Statement of Changes in Net Assets
(Unaudited)

Period From March 7, 2025 (Commencement of Operations) to June 30, 2025
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$1,573,379
Net change in unrealized gain (loss)	(314,899)
Net realized gain (loss)	—
Net increase (Decrease) in net assets resulting from Operations	1,258,480
Distributions to Shareholders
Class I-F	(1,573,948)
Net Decrease in Net Assets Resulting from Shareholders’ Distributions	(1,573,948)
Capital Share Transactions
Class I-F:
Issuance of shares of beneficial interest	128,135,837
Reinvestment of shareholders’ distributions	495,395
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions - Class I-F	128,631,232
Total Increase (Decrease) in Net Assets	128,315,764
Net Assets, at beginning of period	—
Net Assets, at end of period	$128,315,764
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Alternative Credit Fund
Consolidated Statement of Cash Flows
(Unaudited)

Period From March 7, 2025 (Commencement of Operations) to June 30, 2025
Cash Flows from Operating Activities	$1,258,480
Net Increase (Decrease) in Net Assets Resulting from Operations
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments, net	(128,935,312)
Proceeds from investments, net	1,447,072
Net change in unrealized (gain) loss on investments	314,899
Net amortization/accretion of premium/discount on investments	(17,801)
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(704,120)
(Increase) decrease in due from adviser	(3,047,141)
(Increase) decrease in prepaid expenses and other assets	(2,401,233)
Increase (decrease) in accrued expenses and other liabilities	4,157,922
Increase (decrease) in payables to affiliate	30,850
Net cash used in operating activities	(127,896,384)
Cash Flows from Financing Activities
Proceeds from issuance of shares	128,135,837
Cash distributions paid to shareholders	(233,899)
Net cash provided by financing activities	127,901,938
Net increase (decrease) in cash
Cash, beginning of period	—
Cash, end of period	$5,554

Supplemental and Non-Cash Information
Reinvestment of distributions during the period	$495,395
The accompanying notes are an integral part of these consolidated financial statements.

Blue Owl Alternative Credit Fund
Financial Highlights
(Unaudited)

For the period from March 7, 2025 (Commencement of Operations) to June 30, 2025
Class I-F
Per share data:
Net asset value, at beginning of period	$10.00
Results of operations:
Net investment income (loss)(1)	0.38
Net realized and unrealized gain (loss)(2)	(0.17)
Net increase (decrease) in net assets resulting from operations	$0.21
Shareholder distributions:
Distributions from net investment income(3)	(0.15)
Net decrease in net assets from shareholders’ distributions	$(0.15)
Total increase (decrease) in net assets	0.06
Net asset value, at end of period	$10.06

Total return(4)	2.1%

Ratios
Ratio of expenses to average net assets before expense waivers(5)(6)	10.8%
Ratio of net expenses to average net assets after expense waivers(5)(6)	0.5%
Ratio of net investment income to average net assets(6)	12.1%
Portfolio turnover rate	2.9%

Supplemental Data
Daily average shares outstanding	4,164,080
Shares outstanding, end of period	12,759,402
Net assets, end of period	$128,315,764
(1)The per share data was derived using the daily average shares outstanding during the period.
(2)The amount shown at this caption is the balancing amount derived from the other figures in the schedule. The amount shown at this caption for a share outstanding throughout the period may not agree with the change in the aggregate gains and losses in portfolio securities for the period because of the timing of sales of the Fund’s shares in relation to fluctuating market values for the portfolio.
(3)The per share data was derived using actual shares outstanding at the date of the relevant transaction.
(4)Total return is not annualized.Total return displayed is net of all fees, including all operating expenses such as management fees, incentive fees, general and administrative expenses, organization and amortized offering expenses, and interest expenses, net of any waivers. Total return is calculated as the change in net asset value (“NAV”) per share (assuming dividends and distributions, if any, are reinvested in accordance with the Fund's dividend reinvestment plan), if any, divided by the beginning NAV per share.
(5)Operating expenses may vary in the future based on the amount of capital raised, the Adviser’s election to continue expense support, and other unpredictable variables. For the period ended June 30, 2025, the total operating expenses to average net assets were 10.8%
prior to management fee waivers, expenses waived by the Adviser, and expense recoupment paid to the Adviser, if any. Past performance is not a guarantee of future results.
(6)The ratio reflects an annualized amount, except in the case of non-recurring expenses including organization and offering expenses.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements
(Unaudited)
Note 1. Organization
Blue Owl Alternative Credit Fund (the “Fund”) is a Delaware statutory trust formed on January 14, 2025. The Fund commenced operations on March 7, 2025. The Fund is registered as a non-diversified, closed-end management investment company under the
Investment Company Act of 1940, as amended (the “1940 Act”). Blue Owl Alternative Credit Advisors II LLC, a Delaware limited liability company (the “Adviser”), serves as the Fund’s investment adviser and is responsible for the day-to-day management of the
Fund. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment
Advisers Act of 1940, as amended. The Adviser is an indirect subsidiary of Blue Owl Capital Inc. (NYSE: OWL) (together with its affiliates, “Blue Owl”).
The Fund’s investment objective is to generate current income and, to a lesser extent, long-term capital appreciation. The Fund intends primarily to employ a flexible mandate and dynamically allocate assets across a wide range of alternative credit assets and strategies, including asset-based finance investments. To a lesser extent, the Fund will invest in other credit investments, with a focus on private investments.
The Fund is an “interval fund” pursuant to which it, subject to applicable law, will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding shares of beneficial interest (“Shares”) at net asset value (“NAV”). In connection with any given repurchase offer, it is likely that the Fund will offer to repurchase only the minimum amount of 5% of its outstanding
Shares. It is possible that a repurchase offer will be oversubscribed, with the result that shareholders of the Fund (“Shareholders”) may only be able to have a portion of their Shares repurchased. The Fund does not currently intend to list its Shares for trading on any national securities exchange. The Shares are, therefore, not readily marketable. Even though the Fund will make quarterly repurchase offers to repurchase a portion of the Shares to seek to provide liquidity to Shareholders, the Shares should be considered illiquid.
The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Because the Fund intends to elect to be regulated as a RIC under the Code, the Fund’s portfolio is subject to diversification and other requirements.
The Fund received an exemptive order that permits it to offer multiple classes of shares of beneficial interest and to impose varying sales loads, asset-based servicing and/or distribution fees and early withdrawal fees. During the period ended June 30, 2025, the Fund offered three separate classes of Shares designated as Class S-F, Class U-F and Class I-F Shares in private placement transactions that did not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended
(the "1933 Act") and analogous exemptions under state securities laws exclusively to investors that qualify as "accredited investors” as defined under Rule 501(a) of Regulation D of the 1933 Act. As of June 30, 2025, only Class I-F Shares have been issued.
Note 2. Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is an investment company and, therefore, applies the specialized accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. In the
opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements have been included.
Consolidation
As provided under Regulation S-X and ASC Topic 946 - Financial Services - Investment Companies, the Fund will generally not consolidate its investment in a company other than a wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiaries listed below in its consolidated financial statements (each, a “Subsidiary”).  All significant intercompany balances and transactions have been eliminated in consolidation.
The Fund has consolidated the following Subsidiaries, none of which held any assets as of June 30, 2025:

Subsidiary	Date of Formation	Net Assets of Subsidiary	Percentage of Fund's Total Net Assets
BOAC SF 2025U, LLC	2/7/2025	$—	—%
BOAC SQ 2025L IF Purchaser LLC	6/26/2025	$—	—%
OWLCX REIT LLC	6/27/2025	$—	—%
OWLCX Sunrise Onshore 7X LLC	6/27/2025	$—	—%

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Use of Estimates
The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Actual amounts could differ from those estimates and such differences could be material.
Cash and Cash Equivalents
Cash and cash equivalents consists of deposits held at a custodian bank and highly liquid investments with maturities of three or fewer months at the time of acquisition. Cash and cash equivalents are carried at cost, which approximates fair value. The Fund deposits its cash with highly-rated banking corporations and, at times, may exceed the insured limits under applicable law.
Investments at Fair Value
Investment transactions are recorded on the trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Realized gains or losses are measured by the difference between the net proceeds received and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period.
Investments for which market quotations are readily available are typically valued at the average bid price of those market quotations. To validate market quotations, the Fund utilizes a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is expected to be the case for substantially all of the Fund’s investments, are valued at fair value as determined in good faith by the Adviser, who is, as the valuation designee, responsible for such determination.
The Adviser may consider, as one input among others, certain procedures performed by one or more independent third-party valuation firm(s) engaged at the direction of the Adviser. Pursuant to the terms of the applicable engagement agreement(s) and the valuation policy, the services of any such independent valuation firm(s) will consist of certain limited procedures that the Adviser requests the independent valuation firm(s) to perform, which will be based on data and assumptions provided by the Adviser and third-
party sources that the independent valuation firm(s) will not independently verify. The results of such procedures will be prepared solely for the Adviser and may not be relied upon by any other person.
As part of the valuation process, the Adviser, as the valuation designee, takes into account relevant factors in determining the fair value of the Fund’s investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. In accordance with Rule 2a-5 under the 1940 Act, the Adviser, as the valuation designee, conducts periodic due diligence in connection with considering whether certain external events or conditions corroborate valuation of investments.
The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made and that the
Adviser believes to be reliable. The Adviser generally will value the Fund’s  investments in accordance with Financial Accounting
Standards Board (“FASB”) Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements.
ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date.  Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC
820, the Fund considers its principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:
•Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.
Special Purpose Vehicles (“SPVs”) and private investment companies measured using NAV as a practical expedient are not categorized within the fair value hierarchy.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfer occurs. Consistent with its valuation policy, the Adviser, as the valuation designee, evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (such as broker quotes), the Adviser, as the valuation designee, subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, the Adviser, as the valuation designee, or the independent valuation firm(s), reviews pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If the Fund were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected herein.
Interest and Dividend Income Recognition
Interest income is recorded on the accrual basis and includes accretion and amortization of discounts or premiums. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the straight-line method, provided that the results are not materially different from those obtained using the effective yield method. The amortized cost of investments reflects the original purchase price adjusted for any accretion or amortization of discounts or premiums. In the event of a loan or debt security prepayment, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income in the period in which the prepayment occurs.
Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full.
Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
Dividend income on equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies, if any. Distributions received from SPVs, ABF equity investments, private investment companies, or secondary limited partnership investments are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.
Residual tranches of asset-backed securities (“ABS”) recognize interest income by using the effective interest methodology based on an effective yield to maturity utilizing projected cash flow, in accordance with ASC Topic 325-40, Beneficial Interest in
Securitized Financial Assets.
Other Income
From time to time, the Fund may receive fees for services provided to portfolio companies. These fees are generally only available to the Fund as a result of closing investments, are generally paid at the closing of the investments, are generally non-

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
recurring and are recognized as revenue when earned upon closing of the investment. The services that the Fund provides vary by investment, but can include closing, work, diligence or other similar fees and fees for providing managerial assistance to the Fund’s portfolio companies.
Organizational Expenses
Costs associated with the organization of the Fund are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Fund.
Offering Expenses
Costs associated with the offering of the Shares are capitalized as deferred offering expenses and are included in prepaid expenses and other assets in the Consolidated Statement of Assets and Liabilities and are amortized over a twelve-month period from incurrence. Expenses for any additional offerings are deferred and amortized as incurred. These expenses consist primarily of legal fees and other costs incurred in connection with the offering of the Shares, the preparation of the Fund’s registration statement, and registration fees.
Income Taxes
The Fund intends to elect to be treated as a RIC under the Internal Revenue Code of 1986, as amended, for the taxable year ending December 31, 2025 and intends to qualify as a RIC annually. So long as the Fund maintains its tax treatment as a RIC, it generally will not pay corporate-level U.S. federal income taxes at corporate rates on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Instead, any tax liability related to income earned and distributed by the
Fund represents obligations of the Fund`s investors and will not be reflected in the consolidated financial statements of the Fund.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for RIC tax treatment, the Fund must distribute to its Shareholders, for each taxable year, at least 90% of its
“investment company taxable income” for that year, which is generally its ordinary income plus the excess of its realized net short-
term capital gains over its realized net long-term capital losses. In order for the Fund not to be subject to U.S. federal excise taxes, it must distribute annually an amount at least equal to the sum of (i) 98% of its net ordinary income (taking into account certain deferrals and elections) for the calendar year, (ii) 98.2% of its capital gains in excess of capital losses for the one-year period ending on October
31 of the calendar year and (iii) any net ordinary income and capital gains in excess of capital losses for preceding years that were not distributed during such years. The Fund, at its discretion, may carry forward taxable income in excess of calendar year dividends and pay a 4% nondeductible U.S. federal excise tax on this income.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.
Segment Reporting
In accordance with ASC Topic 280 – “Segment Reporting (ASC 280),” the Fund has determined that it has a single operating and reporting segment. As a result, the Fund’s segment accounting policies are the same as described herein and the Fund does not have any intra-segment sales and transfers of assets.
The Fund operates through a single operating and reporting segment with an investment objective to generate both current income, and to a lesser extent, capital appreciation through debt and equity investments. The chief operating decision maker
(“CODM”) is comprised of the Fund’s officers who assess the performance and make operating decisions of the Fund on a consolidated basis primarily based on the Fund’s net increase in shareholder’s equity resulting from operations (“net income”). In addition to numerous other factors and metrics, the CODM utilizes net income as a key metric in determining the amount of dividends to be distributed to the Fund’s shareholders. As the Fund’s operations comprise of a single reporting segment, the segment assets are reflected on the accompanying balance sheet as “total assets” and the significant segment expenses are listed on the accompanying
Consolidated Statement of Operations.
New Accounting Pronouncements
In December 2023, the FASB issued ASU No. 2023-09, “Income Taxes (Topic 740),” which updates annual income tax disclosure requirements related to rate reconciliation, income taxes paid and other disclosures. ASU 2023-09 is effective for public business entities for fiscal years beginning after December 15, 2024. Early adoption is permitted for annual financial statements that

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
have not yet been issued or made available for issuance. The Fund is currently evaluating the impact of adopting ASU No. 2023-09 on the consolidated financial statements.
In November 2024, the FASB issued ASU 2024-03, “Income Statement—Reporting Comprehensive Income—Expense
Disaggregation Disclosures (Subtopic 2200-40),” which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, in each relevant expense caption. ASU
2024-03 is effective for fiscal years beginning after December 15, 2026, and interim reporting periods beginning after December 15,
2027. Early adoption and retrospective application is permitted. The Fund is currently assessing the impact of this guidance, however, the Fund does not expect a material impact on its consolidated financial statements.
Other than the aforementioned guidance, the Fund’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying consolidated financial statements.
Note 3. Risk Factors
In the normal course of business, the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists. See below for a detailed description of select principal risks. The following list is not intended to be a comprehensive listing of all of the potential risks associated with the Fund. For a more comprehensive list of potential risks the Fund may be subject to, please refer to the Fund’s Prospectus and Statement of Additional Information.
Valuation Risk
The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.
A significant amount of the Fund's investments are expected to be in securities that do not have readily ascertainable market prices. Assets that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser (who may consider, as one input among others, certain procedures performed by one or more independent valuation firms, if any).
Because fair values, and particularly fair values of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time, and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, the Fund's determinations of fair value may differ materially from the values that would have been determined if a ready market for these securities existed. This could make it more difficult to value accurately the Fund's portfolio investments and could lead to undervaluation or overvaluation of the Fund's interests. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility. There can be no assurance that valuation decisions with respect to an investment will represent the value realized by the Fund on the eventual disposition of such investment or that would, in fact, be realized upon an immediate disposition of such investment on the date of its valuation.
The Fund’s NAV is a critical component in several operational matters including computation of the Management Fee and
Incentive Fee payable by the Fund, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund's investments will impact, positively or negatively, the fees and expenses Shareholders will pay, the price a Shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.
The number of Shares a Shareholder will receive will be based on the Fund's most recent NAV, which may not be ascertainable at the time a prospective investor submits a subscription agreement to purchase Shares.
Credit Risk
One of the fundamental risks associated with the Fund's investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. The Fund's return to investors would be adversely impacted if an issuer of debt in which the Fund invests becomes unable to make such payments when due.
Although the Fund may make investments that the Adviser believes are secured by specific collateral, the value of which may initially exceed the principal amount of such investments or the Fund's fair value of such investments, there can be no assurance that the liquidation of any such collateral would satisfy the borrower's obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. The Fund may also invest in

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
leveraged loans, high-yield securities, marketable and non-marketable common and preferred equity securities and other unsecured investments, each of which involves a higher degree of risk than senior secured loans. Furthermore, the Fund's right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of a senior lender, to the extent applicable.
Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In addition, loans may provide for payments-in-kind, which have a similar effect of deferring current cash payments. In such cases, an issuer's ability to repay the principal of an investment may depend on a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities.
High-Yield Securities
The Fund may invest in unrated and “below investment grade” loans, securities and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, including companies involved in bankruptcy or other reorganization and liquidation proceedings (also known as “high-yield” or “junk” bonds). These loans, securities and obligations are likely to be particularly risky investments although they also may offer the potential for correspondingly high returns. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers.
Asset-Backed Securities Risk
The investment characteristics of ABS and mortgage-backed securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The frequency at which prepayments
(including voluntary prepayments by the obligors and liquidations due to default and foreclosures) occur on loans underlying ABS and mortgage-backed securities will be affected by a variety of factors.
ABS which represent an interest in a pool of assets such as credit card receivables, automobile loans or home equity loans, have yield and maturity characteristics corresponding to their underlying assets. The risk of each ABS depends both on the underlying assets and the legal structure of such security. (For example, credit card receivables are generally unsecured and the debtors entitled to the protection of a number of state and federal consumer credit laws.) Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and including assets such as unsecured consumer or other receivables, consumer loans, trade receivables, equipment leases, and other assets that produce streams of payments, are securitized in pass-through structures. Through collateralized debt obligations (“CDOs”), CLOs and/or other types of structured or securitized products, the Fund may invest in these and other types of ABS that may be developed in the future.
There is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Further, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain ABS include both interest and a partial payment of principal. This partial payment of principal may be comprised of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing or foreclosure of the underlying loans. As a result of these unscheduled payments of principal, or prepayments on the underlying securities, the price and yield of ABS can be adversely affected. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. Prepayments of loans that underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation is prepaid. In addition, like other interest-bearing securities, the values of
ABS generally fall when interest rates rise, but when interest rates fall, their potential for capital appreciation is limited due to the existence of the prepayment option.
The risk of investing in consumer or commercial ABS is ultimately dependent upon payment of loans by the debtor. The collateral supporting ABS is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with mortgage-
backed securities, ABS are often backed by a pool of assets, such as loans, receivables, leases, and other financial assets, representing the obligations of a number of different parties and use credit enhancement techniques such as letters of credit, guarantees or preference rights. The value of an ABS is affected by changes in the market's perception of the asset backing the security and the creditworthiness of the servicing agent for the loan pool, the originator of the assets or the financial institution providing any credit enhancement, as well as by the expiration or removal of any credit enhancement.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Risks Related to Investments in Loans
The Fund may invest in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund's loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser to collateralize an underlying loan can be realized upon liquidation, nor can there be any assurance that any such collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund's security interest in the loan's collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchasers if the
Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
The portfolio may include first lien senior secured, second and third lien loans,unsecured loans, and any other loans.
Transportation Finance Risk
The Fund may invest in transportation finance-related instruments, including transactions involving the acquisition, securitization, financing or leasing of financial instruments that are directly or indirectly related to or backed by aircraft, railcars, locomotives, vessels, or fleet vehicles. The transportation finance sector is cyclical in nature and will likely be dependent upon continued economic growth in the world's economies. Economic recessions, terrorism, pandemics, the price of fuel, and newer, more efficient vehicles are all risks to these types of investments. Further, funds operating in these sectors will often have greater portfolio concentration.
Consumer Risk
The Fund may invest in consumer loans (or ABS backed by consumer loans), including debt consolidation loans, home improvement loans, personal loans, residential real estate investments, credit cards, and automobile loans. The performance of such investments are affected by, among other things, general economic conditions. Consumer loans are susceptible to prepayment risks and default risks. Unsecured consumer loans are not secured by any collateral of the borrowers. The repayment of unsecured consumer loans is dependent upon the ability and willingness of the borrowers to repay. Other consumer loans, like automobile loans, may be secured by collateral, but the value of that collateral is not guaranteed. Automobile loans are not typically insured or guaranteed by any other person or entity. Increases in unemployment, decreases in home values or the values of other consumer assets or lack of availability of credit may lead to increased default rates and may also be accompanied by decreased consumer demand for automobiles and declining values of automobiles securing outstanding automobile loan contracts, which weakens collateral coverage and increases the amount of a loss in the event of default. Significant increases in the inventory of used automobiles during periods of economic recession or otherwise may also depress the prices at which repossessed automobiles may be sold or delay the timing of these sales.
The occurrence of any of any of the foregoing risks could, among other things, adversely affect the consumer loans (or the ABS backed by consumer loans) in which the Fund may invest.
Marketplace Lending Risk
Marketplace lending allows lenders to make loans via a centralized, often online, platform (the “Platform”). In most Platform programs, a bank originates the loans which after sale to investors are serviced by the operator of the marketplace Platform. The borrowers on such Platforms are a wide range of individuals and businesses, and the Fund's ability to assess their creditworthiness may be limited. In the event of a default, certain lending Platforms offer lenders almost no chance of recovery. In addition, marketplace loans are relatively illiquid investments. In many cases it is difficult or impossible for the lender to get its money back before a loan matures, even absent a default.
These lending models and systems are also subject to increasing regulatory risk, as several federal and state regulators have examined the possibility of regulating them as well as the banks with which they often partner. Such regulations could result in increased compliance costs for these systems and a lessened ability for them to make loans on a cost effective basis, or could ultimately eliminate their ability to make such loans entirely.
Risks in Equipment Leasing and Lending Against Equipment
The Fund may engage in equipment leasing, which may expose the Fund to considerable risk. In cases of a non-performing lessee, there are considerable costs associated with terminating leases and retrieving hard assets that can disrupt and reduce cash flow. These risks may be exacerbated in the case of lessee bankruptcy. Further, it may be difficult to re-lease or sell retrieved equipment, depending on market conditions, especially if such equipment is outdated or has been misused. Financing leases in which the lessee pays the value of the leased equipment over the lease term and has the option to purchase the equipment for no or nominal consideration can be considered commercial loans and present additional compliance risks for the Fund.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Aircraft and Aviation Industry Risk
The Fund may acquire assets related to the aviation industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aviation industry. Airline business and results of operations are significantly impacted by general economic and industry conditions. The airline industry is highly cyclical, and the level of demand for air travel is correlated to the strength of the U.S. and global economies. Robust demand for air transportation services depends on favorable economic conditions, including the strength of the domestic and foreign economies, low unemployment levels, strong consumer confidence levels and the availability of consumer and business credit. In addition, airlines are subject to extensive regulatory oversight. Compliance with U.S. and international regulations imposes significant costs and may have adverse effects on an airline. Market events such as economic declines and recessions, geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. There can be no assurance that future events will not have a negative impact on the aviation industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.
Interest Rate Risk
The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on the Fund's ability to make investments, the value of its investments and its ability to realize gains from the disposition of investments and, accordingly, have a material adverse effect on the Fund's investment objectives and its rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund's financing needs.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund's investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of leverage would likely increase, which would tend to further reduce returns to Shareholders.
Hedging Risk
The Fund may utilize financial instruments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund's investment portfolio resulting from fluctuations in the securities markets and changes in interest rates; (ii)
protect the Fund's unrealized gains in the value of the Fund's investment portfolio; (iii) facilitate the sale of any such investments; (iv)
preserve returns, spreads or gains on any investment in the Fund's portfolio; (v) hedge the interest rate or currency exchange rate on any of the Fund's liabilities or assets; (vi) protect against any increase in the price of any securities the Fund anticipates purchasing at a later date; or (vii) for any other reason that the Adviser deems appropriate.
While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it has not engaged in any such hedging transaction.
Note 4. Agreements and Related Party Transactions
Investment Advisory Agreement
On March 7, 2025, the Fund entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with the
Adviser. The basis for the Board's approval of the Investment Advisory Agreement is detailed in "Other Information" section of the semi-annual report.
Under the terms of the Investment Advisory Agreement, the Fund will pay the Adviser advisory fees for services performed under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee.
The Fund will pay the Adviser a management fee (the “Management Fee”) at an annual rate of 0.75% based on the average daily value of the Fund`s Managed Assets, payable monthly in arrears. “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes) as of each day. The Management Fee is paid to the Adviser before giving effect to any repurchases of Shares effective as of that date. In the case of a partial month, the Management Fee will be appropriately prorated based on the number of days during the month in which the Adviser provided services to the Fund. For the period ended June 30,
2025, the Management Fee was $96,680.
The Fund will pay the Adviser an incentive fee (the “Incentive Fee”) based on Pre-Incentive Fee Net Investment Income Returns.
“Pre-Incentive Fee Net Investment Income Returns” include dividends (including reinvested dividends), interest and fee income

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
accrued by the Fund during the calendar quarter, minus operating expenses for the calendar quarter (including the Management Fee, expenses payable under the Administration Agreement (as defined below), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK and zero coupon securities), accrued income that the Fund may not have received in cash. For the period ended June 30, 2025, the Incentive Fee was $157,470.
The Incentive Fee will be paid quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in
each calendar quarter as follows:
• No Incentive Fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-
Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.50% per quarter (6.00% annualized);
• 100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such
Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.667%
(6.668% annualized). This portion of the Pre-Incentive Fee Net Investment Income Returns is referred to as the “catch-up.” The
“catch-up” is meant to provide the Adviser with approximately 10% of the Fund’s Pre-Incentive Fee Net Investment Income Returns
as if a hurdle rate did not apply if this net investment income exceeds 1.667% in any calendar quarter; and
• 10% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of
1.667% (6.668% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 10% of all Pre-Incentive
Fee Net Investment Income Returns thereafter are allocated to the Adviser.
The Adviser voluntarily agreed to waive receipt of the Management Fee and Incentive Fee until the commencement of any public offering of the Fund’s Shares. During the period ended June 30, 2025, $96,680 of Management Fee and $157,470 of Incentive Fee
were waived.
Affiliated Transactions
The Fund may be prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the SEC. The Fund, the Adviser and certain of their affiliates were granted an order for exemptive relief that permitted co-
investing with affiliates of the Fund subject to various approvals of the Board and other conditions. On May 6, 2025, the Fund, the
Adviser and certain of their affiliates were granted a new order for exemptive relief that superseded the prior order for exemptive relief
(the “Order”) by the SEC for the Fund to co-invest with other funds managed by the Adviser or certain affiliates, in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Pursuant to such Order, the Fund generally is permitted to co-invest with certain of its affiliates if such co-
investments are done on the same terms and at the same time, as further detailed in the Order. The Order requires that a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board make certain findings (1) in most instances when the Fund co-
invests with its affiliates in an issuer where an affiliate of the Fund has an existing investment in the issuer, and (2) if the Fund disposes of an asset acquired in a transaction under the Order unless the disposition is done on a pro rata basis. Pursuant to the Order, the Board will oversee the Fund’s participation in the co-investment program. As required by the Order, the Fund has adopted, and the
Board has approved, policies and procedures reasonably designed to ensure compliance with the terms of the Order, and the Adviser and the Fund’s Chief Compliance Officer will provide reporting to the Board.
Administration Agreement
On March 7, 2025, the  Fund entered into an Administration Agreement (the “Administration Agreement”) with the Adviser (in such capacity, the “Administrator”). Under the terms of the Administration Agreement, the Adviser performs, or oversees or arranges for, the administrative services necessary for the operation of the Fund, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology, and investor relations, being responsible for the financial records that the Fund is required to maintain and preparing reports to the Shareholders and reports filed with the SEC. In addition, the Administrator will assist the Fund in determining and publishing the Fund’s NAV, conduct relations with the Fund’s service providers, oversee the preparation and filing of the Fund’s tax returns and the dissemination of reports to the Shareholders, and generally oversee the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others.
The Administrator has entered into agreements on behalf of the Fund with State Street Bank and Trust Company (in such capacity, the “Sub-Administrator”) to assist in the provision of administrative and accounting services. The Sub-Administrator receives compensation for its provision of administrative and accounting services under the sub-administration agreement. The compensation is paid directly or indirectly by the Fund.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Dealer Manager Agreement
Blue Owl Securities LLC will act as the dealer manager (the “Dealer Manager”) of the Fund's Shares, pursuant to a Dealer
Manager Agreement (the “Dealer Manager Agreement”), on a best efforts basis, subject to various conditions. Neither the Dealer
Manager nor any other party will be obligated to purchase any Shares from the Fund. There will be no minimum aggregate number of
Shares required to be purchased. Pursuant to the Dealer Manager Agreement, the Dealer Manager shall pay its own costs and expenses connected with the offering of Shares. The Dealer Manager Agreement will also provide that the Fund will indemnify the Dealer
Manager and its affiliates and certain other persons against certain liabilities.
Expense Limitation Agreement
The Fund has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Adviser, whereby the
Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure that
Specified Expenses do not exceed 0.50% of the average daily net assets of the Fund on an annual basis (the “Expense Limit”).
“Specified Expenses” of the Fund mean all expenses incurred in the business of the Fund, including organizational and certain offering expenses, with the exception of: (i) the Management Fee, (ii) the Incentive Fee, (iii) any distribution and/or servicing fee, (iv) all fees and expenses of special purpose vehicles in which the Fund or its subsidiaries invests (including management fees, performance-based incentive fees, and administrative service fees), (v) fees payable to third parties in connection with the sourcing or identification of portfolio investments, (vi) brokerage costs, (vii) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund), (ix) transaction-related expenses associated with consummated and unconsummated transactions, including legal costs, sourcing fees, due diligence related fees, structuring, and advisory costs, costs of third party consultants, and brokerage commissions, associated with the acquisition, disposition and maintenance of investments, (x) acquired fund fees and expenses, (xi) taxes, (xii) litigation and (xiii) extraordinary expenses (as determined in the sole discretion of the Adviser).
The Fund has agreed to repay to the (i) Adviser any fees waived or assumed under the Expense Limitation Agreement and/or (ii)
Adviser, or an affiliate thereof, any expenses reimbursed in excess of the Expense Limit (each, a “Waiver”), provided the repayments do not cause the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the Expense Limitation in effect at the time of the
Waiver and (ii) the Expense Limitation in effect at the time of the recoupment. Any such repayments must be made within three years after the month in which a Waiver is made. The Fund's repayment obligations shall survive any termination of the Expense Limitation
Agreement. During the period ended June 30, 2025, $3,047,141 of expenses were waived by the Adviser. The amount subject to repayment by the Fund to the Adviser under the waiver is $3,047,141, all of which will expire in the year ended December 31, 2028.
Payable to Affiliates
In the ordinary course of operations, the Fund enters, and may continue to enter into transactions in which the Adviser or its affiliates prepay for the Fund’s expenses that may be considered related party transactions. As of June 30, 2025, the Fund has an outstanding balance of $30,850 payable to affiliates in deal expense reimbursements.
Transfer Agent and Custodian
SS&C GIDS, Inc. serves as Transfer Agent of the Fund. The Fund has entered into a transfer agency agreement with the Transfer
Agent, under which the Transfer Agent provides transfer agency services to the Fund.
State Street Bank and Trust Company serves as Custodian of the Fund. The Fund has entered into a custody agreement with the
Custodian under which the Custodian provides custodian services to the Fund.
Significant Investments
The following investments are considered significant under Regulation S‑X, Rule 4‑08(g):
BOAC AIF A4 Interval Pagani Depositor LLC
The Fund’s investment is considered significant under Regulation S‑X, Rule 4‑08(g). BOAC AIF A4 Interval Pagani Depositor
LLC, a Delaware limited liability company, commenced operations on March 6, 2025. The entity was formed to purchase consumer loan receivables pursuant to a forward flow agreement. The Fund acquired its interest in BOAC AIF A4 Interval Pagani Depositor
LLC during the second quarter of 2025. Assets held by this entity were fair valued in accordance with ASC 820 using unobservable inputs. Other assets and liabilities were determined to approximate fair value. Summarized financial information for BOAC AIF A4
Interval Pagani Depositor LLC as of June 30, 2025, and for the period from the commencement of the Fund’s operations (March 7,
2025) through June 30, 2025, is presented below:

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)

June 30, 2025
Total Assets	$393,437,659
Total Liabilities	$293,690,564
Net Investment Income (loss)	$8,374,881
Total Net Realized and Change in Unrealized Gain (loss)	$(4,615,495)
Net Income	$3,759,386
ACM Uprise Direct 2024 LLC
The Fund’s investment is considered significant under Regulation S‑X, Rule 4‑08(g). ACM Uprise Direct 2024 LLC, a Delaware
limited liability company, commenced operations on September 30, 2024. The entity was formed to purchase consumer loan receivables pursuant to a forward flow agreement. The Fund acquired its interest in ACM Uprise Direct 2024 LLC during the second quarter of 2025. Assets held by this entity were fair valued in accordance with ASC 820 using unobservable inputs. Other assets and liabilities were determined to approximate fair value. Summarized financial information for ACM Uprise Direct 2024 LLC as of June
30, 2025, and for the period from the commencement of the Fund’s operations (March 7, 2025) through June 30, 2025, is presented below:

June 30, 2025
Total Assets	$294,233,655
Total Liabilities	$—
Net Investment Income (loss)	$28,779,976
Total Net Realized and Change in Unrealized Gain (loss)	$(23,145,826)
Net Income	$5,634,150
BOAC Crevasse I LLC
The Fund’s investment is considered significant under Regulation S‑X, Rule 4‑08(g). BOAC Crevasse I LLC, a Delaware limited liability company, commenced operations on May 5, 2025. The entity was formed to purchase commercial receivables from Small and
Medium-sized Enterprises (SMEs) pursuant to a forward flow agreement. The Fund acquired its interest in BOAC Crevasse I LLC during the second quarter of 2025. Assets held by this entity were fair valued in accordance with ASC 820 using unobservable inputs.
Other assets and liabilities were determined to approximate fair value. Summarized financial information for BOAC Crevasse I LLC as of June 30, 2025, and for the period from the commencement of the Fund’s operations (March 7, 2025) through June 30, 2025, is presented below:

June 30, 2025
Total Assets	$37,431,510
Total Liabilities	$32,235
Net Investment Income (loss)	$671,833
Total Net Realized and Change in Unrealized Gain (loss)	$(261,502)
Net Income	$410,331
BOAC SF 2025L LLC
The Fund’s investment is considered significant under Regulation S‑X, Rule 4‑08(g). BOAC SF 2025L LLC, a Delaware limited liability company, commenced operations on March 13, 2025. The entity was formed to purchase consumer loan receivables pursuant to a forward flow agreement. The Fund acquired its interest in BOAC SF 2025L LLC during the second quarter of 2025. Assets held by this entity were fair valued in accordance with ASC 820 using unobservable inputs. Other assets and liabilities were determined to

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
approximate fair value. Summarized financial information for BOAC SF 2025L LLC as of June 30, 2025, and for the period from the commencement of the Fund’s operations (March 7, 2025) through June 30, 2025, is presented below:

June 30, 2025
Total Assets	$821,420,932
Total Liabilities	$653,938,844
Net Investment Income (loss)	$13,718,350
Total Net Realized and Change in Unrealized Gain (loss)	$(6,807,427)
Net Income	$6,910,923
Note 5. Investments
The sub asset class composition of investments based on fair value consisted of the below as of June 30, 2025:

June 30, 2025
Commercial - other	4.3%
Commercial - SME lending	1.7
Consumer - auto loans	2.1
Consumer - credit cards	23.8
Consumer - personal loans	57.7
Short term investments	10.4
Total	100.0%
Note 6. Fair Value of Financial Instruments
The following table presents the fair value hierarchy of  the Fund’s investments as of June 30, 2025:

	Fair Value Hierarchy as of June 30, 2025
	Level 1	Level 2	Level 3	Total
Investments:
Asset-backed security	$—	$—	$18,541,575	$18,541,575
First-lien senior secured debt investments	—	—	59,291,424	59,291,424
Secured notes	—	—	5,503,750	5,503,750
Short term investments	13,232,543	—	—	13,232,543
Subtotal	13,232,543	—	83,336,749	96,569,292
Investments measured at NAV(1)	—	—	—	30,621,850
Total investments at fair value	$13,232,543	$—	$83,336,749	$127,191,142

(1)Includes various equity investments categorized as ABF equity, which is measured at fair value using the NAV per share
(or its equivalent) practical expedient and has not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the
Consolidated Statement of Assets and Liabilities.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
The following table present changes in the fair value of investments for which Level 3 inputs were used to determine the fair value as of June 30, 2025:

As of and for the period ended June 30, 2025
	Asset-backed security	First-lien senior secured debt investments	Secured notes	Total
Fair value, beginning of period	$—	$—	$—	$—
Purchases of investments, net	19,708,612	59,506,753	5,524,412	84,739,777
Proceeds from investments, net	(1,100,860)	—	—	(1,100,860)
Net change in unrealized gain (loss)	(66,049)	(230,104)	(23,816)	(319,969)
Net realized gains (losses)	—	—	—	—
Net amortization/accretion of premium/discount on investments	(128)	14,775	3,154	17,801
Transfers between investment types	—	—	—	—
Transfers into (out of) Level 3(1)	—	—	—	—
Fair value, end of period	$18,541,575	$59,291,424	$5,503,750	$83,336,749
Net change in unrealized gain (loss) for the period ended June 30, 2025 on investments held at June 30, 2025	$(66,049)	$(230,104)	$(23,816)	$(319,969)

(1)Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur.
The following tables present quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of June 30, 2025. The weighted average range of unobservable inputs is based on fair value of investments. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.

	As of June 30, 2025
	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)	Impact to Valuation from an Increase in Input
Asset-backed security	$18,541,575	Discounted Cash Flow	Loss-Adjusted Discounted Rate	5.9% - 21.5% (16.3%)	Decrease
			Constant Default Rate	6.1% - 6.1% (6.1%)	Decrease
			Constant Prepayment Rate	21.3% - 21.3% (21.3%)	Decrease
First-lien senior secured debt investments	$59,291,424	Discounted Cash Flow	Loss-Adjusted Discounted Rate	11.0% - 12.4% (11.9%)	Decrease
Secured notes	$5,503,750	Discounted Cash Flow	Loss-Adjusted Discounted Rate	13.1% - 13.1% (13.1%)	Decrease
The fair value of debt securities is primarily determined using market discount rates. These rates are assessed to ensure the effective yield of each security is consistent with market yields for similar instruments with comparable credit profiles. If the effective yield is materially lower than market yield, the fair value may be adjusted downward.
For certain investments, fair value is derived using recovery analysis, which incorporates third-party commodity pricing, expected recoverable amounts from asset sales or liquidation, and the probability of future events outside management’s control.
For structured debt products, discounted cash flow models are used, with key unobservable inputs including discount rates, default rates, and recovery rates. Changes in discount rates can significantly impact fair value—higher rates reduce fair value, while lower rates increase it.
Financial Instruments Not Carried at Fair Value
As of June 30, 2025,  the carrying amounts of the Fund’s other assets and liabilities approximate fair value due to their short maturities. These financial instruments would be categorized as Level 3 within the hierarchy.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 7. Commitments and Contingencies
Portfolio Company Commitments
From time to time, the Fund may enter into commitments to fund investments in the form of revolving credit, delayed draw, or equity commitments, which require the Fund to provide funding when requested by portfolio companies in accordance with underlying loan agreements. The Fund had the following outstanding commitments as of  June 30, 2025:

As of June 30, 2025
Total unfunded revolving loan commitments	$29,460,694
Total unfunded ABF equity commitments	1,814,491
Total unfunded commitments	$31,275,185
As of June 30, 2025, the Fund believed it had adequate financial resources to satisfy the unfunded portfolio company commitments.
Other Commitments and Contingencies
From time to time, the Fund may become a party to certain legal proceedings incidental to the normal course of its business. As of
June 30, 2025, management was not aware of any pending or threatened litigation.
Note 8. Net Assets
Shares of Beneficial Interest; Share Class Description; Share Activity
The Fund is authorized to issue an unlimited number Shares. The Fund has received an exemptive order from the SEC that permits the Fund to offer multiple classes of Shares and to, among other things, impose asset-based distribution fees and early withdrawal fees. As of June 30, 2025, the Fund offered three separate classes of Shares designated as Class I-F, Class S-F and Class
U-F Shares. As of June 30, 2025, no Class S-F or Class U-F Shares were outstanding. Each class of Shares is subject to different fees and expenses.
No upfront selling commission, dealer manager fees, or other similar placement fees (together, the "Upfront Sales Load") will be paid to the Fund or Dealer Manager with respect to Class S-F and Class U-F Shares. If, however, Class S-F or Class U-F Shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.50% of the net offering price per Share for each Class S-F Share and 3.00% of the net offering price per Share for each Class U-F Share. Such fees are not Upfront Sales Loads paid to the Fund or Dealer Manager. Financial intermediaries will not charge such fees on Class I-F Shares.
Share Issuances
On March 10, 2025, the Fund issued 10,000 Class I-F Shares at $10.00 per Share to the Adviser.
The following table summarizes transactions with respect to the Fund’s Shares during the following period:

	For the period from March 7, 2025 (Commencement of Operations) to June 30, 2025
	Class I - F		Total
	Shares	Amount	Shares	Amount
Shares/gross proceeds from the Private Placement	12,710,196	$128,135,837	12,710,196	$128,135,837
Reinvestment of distributions	49,206	495,395	49,206	495,395
Repurchased shares	—	—	—	—
Total shares/proceeds	12,759,402	$128,631,232	12,759,402	$128,631,232

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Distributions
The following table presents cash distributions per Share that were recorded during the following periods:

For the period ended June 30, 2025
Record Date	Payment Date	Distribution Per Share(1)	Distribution Amount

May 31, 2025	June 2, 2025	$0.06	$428,470
June 30, 2025	July 3, 2025	0.09	1,145,478
	Total	$0.15	$1,573,948

(1)The per share data was derived using actual Shares outstanding at the date of the relevant transaction.
The Fund has implemented a dividend reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” distribution reinvestment plan. Under this plan, if the Fund declares a cash dividend or other distribution, each holder of Shares who has not elected to “opt out” to the DRIP will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution. If a Shareholder elects to “opt out,” that Shareholder will receive cash dividends or other distributions.
Shareholders who receive dividends and other distributions in the form of Shares generally are subject to the same U.S. federal tax consequences as Shareholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those Shareholders will not receive cash with which to pay any applicable taxes on reinvested dividends.
The following tables reflect the sources of cash distributions on a U.S. GAAP basis that the Fund has processed on its Shares during the following periods:

	For the period ended June 30, 2025
Source of Distribution	Per Share(1)	Amount	Percentage

Net investment income	$0.15	$1,573,948	100.0%
Total	$0.15	$1,573,948	100.0%

(1)The per share data was derived using actual shares outstanding at the date of the relevant transaction.
Share Repurchases
The Fund has adopted a fundamental policy to make quarterly repurchase offers at NAV of not less than 5% nor more than
25% of the Fund’s outstanding Shares. The Fund generally anticipates making repurchases of 5% of its outstanding Shares on a quarterly basis, commencing during its second full quarter of investment operations. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the “Repurchase Request Deadline” (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) of the applicable repurchase offer, which date is generally anticipated to be the same date as the “Repurchase
Pricing Date” (i.e., the date upon which the Fund determines the NAV applicable to repurchases).
For the period ended June 30, 2025, the Fund had not yet completed a repurchase of Shares. See Note 10. Subsequent Events for details of the Fund’s first repurchase offer.

Blue Owl Alternative Credit Fund
Notes to Consolidated Financial Statements - Continued
(Unaudited)
Note 9. Income Taxes
The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under
Subchapter M of the Code. As a RIC, the Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that the Fund distributes to its Shareholders from its tax earnings and profits. To qualify as a RIC for any taxable year, the Fund must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.
Taxable income generally differs from increase in net assets resulting from operations due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized.
The Fund makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes or losses among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, or total distributable earnings (losses), as appropriate.
Depending on the level of taxable income earned in a tax year, the Fund can be expected to carry forward taxable income
(including net capital gains, if any) in excess of current year dividend distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required. To the extent that the Fund determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such income, the
Fund will accrue excise tax on estimated excess taxable income.
Total distributions processed during the period ended June 30, 2025 of $1,573,948 were derived from ordinary income of
$1,573,948, determined on a tax basis. Each year, a statement on Form 1099-DIV identifying the tax character of the distributions will be sent to our Shareholders. The tax character of the distributions are not determined until the Fund’s taxable year end.
As of June 30, 2025, the net estimated unrealized loss for U.S. federal income tax purposes was $(314,899)  based on a tax cost basis of $127,506,041. As of June 30, 2025, the estimated aggregate gross unrealized loss for U.S. federal income tax purposes was
$401,114  and the estimated aggregate gross unrealized gain for U.S. federal income tax purposes was $86,215.
Taxable Subsidiaries
As of June 30, 2025, the Fund does not have any consolidated subsidiaries that are subject to U.S. federal and state corporate-level income taxes.
Note 10. Subsequent Events
The Fund’s management evaluated subsequent events through the date of issuance of these consolidated financial statements.
Other than those discussed below, there have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in, these consolidated financial statements.
Since July 1, 2025, the Fund has entered into subscription agreements with investors providing aggregate capital commitments of approximately $718 million to purchase the Fund’s Class I-F and Class U-F Shares in connection with the Private Placement.
Since July 1, 2025, the Fund has called approximately $718 million of aggregate capital commitments from investors in the
Private Placement and issued approximately 74 million Class I-F and Class U-F shares (including any shares contributed by Blue Owl and/or affiliates).
The Fund commenced a quarterly repurchase offer beginning on July 14, 2025 and ending on August 14, 2025. Shareholders that desired to tender shares for repurchase were required to do so on or before August 14, 2025.

Commencement Date	Class	Expiration Date	Total Shares Tendered	Repurchase Price per Share	Total Shares Repurchased

July 14, 2025	I-F	August 14, 2025	—	$—	—
July 14, 2025	S-F	August 14, 2025	—	$—	—
July 14, 2025	U-F	August 14, 2025	—	$—	—

Blue Owl Alternative Credit Fund
Other Information
(Unaudited)
Other Information
Proxy Voting Record
The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available:
(i) without charge, upon request, by calling the Fund at 212-419-3000 or (ii) by visiting the SEC’s website at www.sec.gov.
Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the
Fund at 212-419-3000.
The Fund makes public certain information about its investments. For more information about the Fund, visit https://owlcx.com/.
Here you will find the Fund’s most recently available fact sheets and other information about the Fund. The information posted on the
Fund’s website is subject to change without notice.
Board Considerations with Respect to the Approval of Investment Advisory Agreement with Blue Owl Alternative Credit Advisors II
LLC
The Board of Trustees (the "Board") of the Fund, a majority of whom are not "interested persons", as such term is defined in
Section 2(a)(19) of the 1940 Act, of the Fund ("Independent Trustees"), approved the Investment Advisory Agreement at a meeting held on March 6, 2025.
The Board has the responsibility under the 1940 Act to approve the Fund's proposed Investment Advisory Agreement for its initial two-year term and for any renewal thereafter at meetings of the Board called for the purpose of voting on such approvals or renewals.  While particular emphasis might be placed on information concerning investment performance, comparability of fees, total expenses and profitability at any future meeting at which a renewal of the Investment Advisory Agreement is considered, the process of evaluating the Adviser and the Fund's investment advisory and administrative arrangements is an ongoing one.  In this regard, the
Board's consideration of the nature, extent and quality of the services to be provided by the Adviser under the Investment Advisory
Agreement will include deliberations at future meetings.
In connection with the consideration of the Investment Advisory Agreement, the Independent Trustees met with their independent legal counsel in executive session.  Counsel to the Fund also reviewed with the Independent Trustees a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement. All of the Trustees present at the meeting, including all of the Independent Trustees, approved the Investment Advisory Agreement for an initial two-year term.
In considering whether to approve the Investment Advisory Agreement, the Board reviewed certain information provided to the
Board by the Adviser in advance of the meeting, and supplemented orally at the meeting, including, among other things: (1)
information concerning the services proposed to be rendered to the Fund by the Adviser, and the proposed fees to be paid by the Fund to the Adviser; (2) comparative information, comparing the Fund's proposed advisory fees, consisting of a management fee and an incentive fee, and expenses to those of comparable funds; (3) the Adviser's Form ADV; (4) a memorandum outlining the legal duties of the Board under the Investment Company Act; and (5) other reports of and presentations by representatives of the Adviser and its affiliates.  The Independent Trustees determined that the information provided was sufficiently responsive to the Independent
Trustees' request to permit the Board to consider the approval of the Investment Advisory Agreement.
In determining whether to approve the Investment Advisory Agreement, the Board, including the Independent Trustees, considered the following:
(a) The nature, extent and quality of services to be provided by the Adviser—With respect to the nature, extent and quality of services to be provided by the Adviser, the Board reviewed the information regarding the types of services to be provided under the Investment
Advisory Agreement and information describing the Adviser's organization and business, including the quality of the investment research capabilities of the Adviser and the other resources that would be dedicated to performing services for the Fund. The Board also noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the
Adviser that would be involved with the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also considered. Based on its review, the Board concluded that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Investment Advisory Agreement were satisfactory.
(b) Investment performance of the Fund and the Adviser—With respect to investment performance, it was noted that because the Fund had not commenced operations, it did not have its own performance history. Instead, the Board reviewed and considered the past

Blue Owl Alternative Credit Fund
Other Information - Continued
(Unaudited)
performance of affiliates of the Adviser with other accounts investing in similar types of securities as expected to be purchased and held by the Fund. The Board noted that the performance of such accounts since inception had been acceptable.
(c) Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund —The Board noted
that, because the Fund had not yet commenced operations, the Board was unable to consider historical information about the profitability of the Fund to the Adviser. However, it was also noted that the Adviser had provided the Board with estimated profitability information regarding anticipated Fund operations, and agreed to provide profitability information in connection with future proposed continuances of the Investment Advisory Agreement.
(d) Economies of scale and whether fee levels reflect these economies of scale—The Board recognized that, because the Fund had not yet begun operations, economies of scale were difficult to measure and identify at this stage.  The Board noted that unlike most closed-end funds that generally do not experience substantial growth after the initial public offering, the Fund's shares will be continuously offered, and the Fund would have the potential for growth beyond initial projections used in establishing the Fund's fee structure. The Board noted that it would consider the realization of economies of scale as the Fund's asset base grows and in subsequent Board meetings.
(e) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients—In evaluating the proposed management fees and expenses, the Board considered the Fund's proposed management fee and incentive fee and the Fund's expected expense ratios in absolute terms and as compared with the fees and expenses of comparable unaffiliated funds. Based upon the comparative fee and expense information provided, the Board noted that the Fund's proposed management and incentive fees were generally in line with those of comparable funds identified. The Board also considered that the Investment Advisory Agreement provides that if persons associated with the
Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs, and that such reimbursements, to the extent requested and paid, would result in a higher rate of total compensation from the Fund to the
Adviser than the fee rate stated in the Investment Advisory Agreement.  The Board noted that the Adviser had agreed to waive receipt of the management and incentive fee rates payable by the Fund prior to the commencement of its public offering, and to limit certain specified expenses incurred by the Fund during the first year of its operations.
(f) Benefits derived or to be derived by the Adviser from its relationship with the Fund—The Board also considered the extent to which benefits, other than the fees and reimbursement amounts pursuant to the Investment Advisory Agreement, might accrue to the Adviser and its affiliates from their proposed relationships with the Fund, including reputational and other benefits from its association with the
Fund.
Conclusion
No single factor was identified as being determinative to the Board decision. After discussion, the Board, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were fair and reasonable, that the proposed fees under the Investment Advisory Agreement are not so disproportionately large that they bear no reasonable relationship to the services to be provided and could not have been the product of arm's length bargaining, and the Investment Advisory Agreement was approved.

Blue Owl Alternative Credit Fund
Other Information - Continued
(Unaudited)
Shareholder Privacy Notice
We collect nonpublic personal information about our shareholders in the ordinary course of establishing and servicing their accounts.
Nonpublic personal information means personally identifiable financial information that is not publicly available and any list, description, or other grouping of shareholders that is derived using such information. For example, it includes a shareholder’s address, social security number, account balance, income, investment activity, and bank account information. We collect this information from the following sources:
•account applications or other required forms, correspondence (written or electronic), or from telephone contacts with customers inquiring about us;
•transaction history of a shareholder’s account; and
•service providers.
We do not disclose nonpublic personal information about you or your account(s) to anyone without your consent other than to:
•Our service providers, including our Adviser, as necessary for the servicing of your account. Our service providers in turn have an obligation to protect the confidentiality of your personal information.
•Companies that may perform marketing services on our behalf or pursuant to joint marketing agreements. These marketing companies also have an obligation to protect confidential information.
•Government officials or other persons unaffiliated with us, to the extent required by federal or Delaware law or our governing documents, including in accordance with subpoenas, court orders, and requests from government regulators.
If you decide to close your account(s), we will continue to adhere to the practices described in this notice.
If you invest in our Shares through a financial intermediary, such as a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with other parties.
We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

Item 2.Code of Ethics.
Not applicable to semi-annual reports.
Item 3.Audit Committee Financial Expert.
Not applicable to semi-annual reports.
Item 4.Principal Accountant Fees and Services.
Not applicable to semi-annual reports.
Item 5.Audit Committee of Listed Registrants.
Not applicable to semi-annual reports.
Item 6.Investments.
(a) The Consolidated Schedules of Investments is included as part of the report to shareholders filed under Item 1(a) of this Form.
(b) Not applicable.
Item 7.Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Not applicable.
Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.
Not applicable.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.
Not applicable.
Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.
Not applicable.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.
The basis for the approval of the investment advisory contract is included as part of the report to shareholders filed under Item
1(a) of this Form N-CSR.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to semi-annual reports.
Item 13.Portfolio Managers of Closed-End Management Investment Companies.
(a) Not applicable to semi-annual reports.
(b) Not applicable.
Item 14.Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 15.Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since the registrant last provided disclosure in response to applicable regulatory requirements.
Item 16.Controls and Procedures.
(a) The registrant’s President and Chief Executive Officer (Principal Executive Officer) and Treasurer and Chief Financial Officer
(Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)
under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of
1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 17.Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) Not applicable.
(b) Not applicable.
Item 18.Recovery of Erroneously Awarded Compensation.
Not applicable.
Item 19.Exhibits, Financial Statement Schedules.

Exhibit Number	Description of Exhibits
(a)(1)	Not applicable to semi-annual reports.
(a)(2)	Not applicable.
(a)(3)	A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(4)	Not applicable.
(a)(5)	Not applicable.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Blue Owl Alternative Credit Fund

By:	/s/ Ivan Zinn
Name:	Ivan Zinn
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date:	August 29, 2025
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Ivan Zinn
Name:	Ivan Zinn
Title:	President and Chief Executive Officer
(Principal Executive Officer)
Date:	August 29, 2025

By:	/s/ Gerald Cammarata
Name:	Gerald Cammarata
Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)
Date:	August 29, 2025